UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – June 7, 2013

INTERAMERICAN GAMING, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31639	88-0436364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3565 King Road, Suite 102
King City, Ontario, Canada, L7B 1M3
(Address of principal executive offices)

(905) 833-9846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events

On June 6, 2013, InterAmerican Gaming, Inc. (the “Company”) issued a press release announcing that its operating subsidiary, SoFit Mobile, Inc. (“SoFit”), has released SoFit Version 2.0 of its social gaming platform for the health and fitness industry.

The Company also announced that members of the SoFit team will be attending two separate trade shows in early June, the Multi Screen Summit in New York and the Apple Worldwide Developers Conference (WWDC) in San Francisco.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated June 6, 2013 from InterAmerican Gaming, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, InterAmerican Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

InterAmerican Gaming, Inc.

Date: June 7, 2013	By:	/s/ Marc Askenasi
Name: Marc Askenasi
Title: CEO, President and Director

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